As filed with the Securities and Exchange Commission on July 10, 2006

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 E. Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric M. Banhazl
Advisors Series Trust
2020 East Financial Way, Suite 100
Glendora, CA 91741
(Name and address of agent for service)

(414) 765-5340
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2006

Date of reporting period: April 30, 2006

Item 1. Report to Stockholders.
EDGAR LOMAX VALUE FUND
Semi-Annual Report
April 30, 2006

Dear Fellow Shareholder:

During the six months ended this past April 30, the Edgar Lomax Value Fund’s investment performance was strong, and total Fund assets grew to $16.7 million. In an environment that saw investors begin to shift some of their excitement for “small-cap” stocks toward larger companies, the Fund gained 10.59% compared to a 9.63% rise in the S&P 500 index. For the 1- and 5-year periods ended April 30, the Fund’s average annual total returns are 13.30% and 4.35% compared to S&P 500 respective returns of 15.42% and 2.68%. Finally, since its inception on December 12, 1997, the Fund has produced a total annualized gain of 5.86% versus 5.46% for the S&P 500.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (866) 205-0524.

In our annual report through this past October 31, we wrote of the inevitable day of reckoning for those hot stocks (primarily small- and mid-cap) that have benefited most from the “easy” monetary policy that the Federal Reserve kept in place for so long. These comments were intended to simply place the performance of large-cap value stocks (which, in comparison, have been neglected over the last roughly 6 years) into context and express our belief that as interest rates rise—and economic growth consequently slows—large value stocks would likely return to favor over time. As of this writing, analysts’ consensus estimate for S&P 500 earnings growth in 2006 is about 8%, compared to an average of just over 17% for the prior three years. If history is any guide, investors’ reaction will be to shift their investment funds from companies that had briefly experienced above-normal earnings’ growth rates toward those with higher levels of dependable earnings. Our stocks are in the latter camp and should benefit from such a development.

We are committed to stocks we believe can perform well whether economic conditions are strong or weak. Our “energy” holdings provide two good examples of this. Chevron (new to our portfolio at calendar year-end 2005 and up 8.3% since January 1) and Exxon (up 12.9% in the same period) have been consistently successful companies with solid financial strength. Our “utility” investments have also been historically profitable, and they each include an above-market dividend yield. As a group, they have declined about 2.6% in the prior six months primarily as a result of their sensitivity to rising interest rates. However, having selected what we believe are strong companies in the sector, we remain confident in their long-term potential.

Thank you kindly for allowing us to serve you. We will continue extending our best efforts to help you achieve your long-term investment goals.

Cordially,

Randall R. Eley	Phillip A. Titzer
Chief Investment Officer	Portfolio Manager

Investment performance reflects expense waivers in effect. In the absence of such waivers, total return would be reduced.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest in an index.

The opinions expressed above are those of the investment advisor, are subject to change, and any forecasts made cannot be guaranteed.

Mutual fund investing involves risk; principal loss is possible.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Please see the Schedule of Investments page for current Fund holdings information.

Quasar Distributors, LLC, Distributor (6/06)

EDGAR LOMAX VALUE FUND

EXPENSE EXAMPLE at April 30, 2006 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. The Edgar Lomax Value Fund is a no-load mutual fund and has no shareholder transaction expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (11/1/05 - 4/30/06).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 0.99% per the advisory agreement. For the period March 31, 2004 through February 28, 2006, the Advisor voluntarily agreed to waive a portion of its advisory fee contingent upon the Fund’s performance versus the S&P 500 Barra Value Index. Effective March 1, 2006 the Advisor has voluntarily agreed to waive a portion of its advisory fee contingent upon the Fund’s performance versus the S&P/Citigroup Value Index. The amount of the voluntary waiver will depend upon the size of the Fund’s assets as of the end of each month. If the Advisor waives advisory fees under this arrangement, it has also agreed to absorb all expenses, other than advisory fees. For the six months ended April 30, 2006, the Fund’s aggregate annual operating expenses were reduced to 0.75%. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, advisory fees, fund accounting, custody and transfer agent fees. You may use the information in the first line of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transactional costs, such as sales charges (loads), redemption fees, or exchange fees.

	Beginning Account Value 11/1/05	Ending Account Value 4/30/06	Expenses Paid During Period* 11/1/05 - 4/30/06
Actual	$1,000.00	$1,105.90	$3.92
Hypothetical (5% return	$1,000.00	$1,021.08	$3.76
before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

EDGAR LOMAX VALUE FUND

ALLOCATION OF PORTFOLIO ASSETS at April 30, 2006 (Unaudited)

EDGAR LOMAX VALUE FUND

SCHEDULE OF INVESTMENTS at April 30, 2006 (Unaudited)

Shares	COMMON STOCKS: 95.52%	Value
	Banks - 4.15%
6,900	Bank of America Corp.	$344,448
5,100	Wells Fargo & Co.	350,319
		694,767

	Capital Goods - 9.47%
4,000	Caterpillar, Inc.	302,960
9,600	General Dynamics Corp.	629,952
17,200	General Electric Co.	594,948
900	United Technologies Corp.	56,529
		1,584,389

	Consumer Durables & Apparel - 2.07%
3,700	The Black & Decker Corporation	346,357

	Consumer Services - 0.33%
1,600	McDonald's Corporation	55,312

	Diversified Financials - 16.48%
7,200	American Express Co.	387,432
12,400	Citigroup, Inc.	619,380
15,265	J.P. Morgan Chase & Co.	692,725
1,000	Lehman Brothers Holdings, Inc.	151,150
8,100	Merrill Lynch & Co., Inc.	617,706
1,800	The Goldman Sachs Group, Inc.	288,522
		2,756,915

	Energy - 7.16%
9,600	Chevron Corp.	585,792
9,700	Exxon Mobil Corp.	611,876
		1,197,668

	Food, Beverages & Tobacco - 4.40%
10,050	Altria Group, Inc.	735,258

See accompanying Notes to Financial Statements.

EDGAR LOMAX VALUE FUND

SCHEDULE OF INVESTMENTS at April 30, 2006 (Unaudited), continued

Shares	COMMON STOCKS: 95.52%	Value
	Health Care Equipment & Services - 3.19%
4,000	Cigna Corp.	$428,000
2,400	HCA, Inc.	105,336
		533,336

	Household & Personal Products - 2.16%
11,100	Avon Products, Inc.	361,971

	Insurance - 5.35%
4,700	American International Group, Inc.	306,675
6,400	The Hartford Financial Services Group, Inc.	588,352
		895,027

	Materials - 9.00%
3,500	Allegheny Technologies, Inc.	242,690
14,238	E. I. du Pont de Nemours and Co.	627,896
7,300	The Dow Chemical Company	296,453
4,800	Weyerhaeuser Co.	338,256
		1,505,295

	Pharmaceuticals & Biotechnology - 11.80%
13,800	Bristol-Myers Squibb Co.	350,244
23,500	Merck & Co., Inc.	808,870
32,200	Pfizer Inc.	815,626
		1,974,740

	Technology Hardware & Equipment - 1.92%
3,900	International Business Machines Corp.	321,126

	Telecommunication Services - 9.61%
30,700	AT&T, Inc.	804,647
24,300	Verizon Communications, Inc.	802,629
		1,607,276

See accompanying Notes to Financial Statements.

EDGAR LOMAX VALUE FUND

SCHEDULE OF INVESTMENTS at April 30, 2006 (Unaudited), continued

Shares	COMMON STOCKS: 95.52%	Value
	Transportation - 1.68%
5,200	Norfolk Southern Corp.	$280,800

	Utilities - 6.75%
14,800	American Electric Power Co., Inc.	495,208
800	Entergy Corp.	55,952
4,300	Exelon Corporation	232,200
10,725	The Southern Co.	345,667
		1,129,027

	TOTAL COMMON STOCKS (Cost $14,198,682)	15,979,264

	SHORT-TERM INVESTMENTS - 4.24%

233,081	Federated Cash Trust Money Market Fund	233,081
475,987	SEI Daily Income Treasury Government Fund - Class B	475,987
	TOTAL SHORT-TERM INVESTMENTS (Cost $709,068)	709,068

	Total Investments in Securities (Cost $14,907,750) - 99.76%	16,688,332
	Other Assets in Excess of Liabilities - 0.24%	39,827
	NET ASSETS - 100.00%	$16,728,159

See accompanying Notes to Financial Statements.

EDGAR LOMAX VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES at April 30, 2006 (Unaudited)

ASSETS
Investments in securities, at value (identified cost of $14,907,750)	$16,688,332
Receivables
Fund shares sold	2,723
Dividends and interest	46,814
Due from Advisor	2,090
Prepaid expenses	18,490
Total assets	16,758,449

LIABILITIES
Payables
Fund shares redeemed	7,216
Audit fees	7,731
Fund accounting fees	4,866
Transfer agent fees	4,546
Administration fees	2,715
Chief Compliance Officer fee	1,418
Custody fees	576
Accrued expenses	1,222
Total liabilities	30,290

NET ASSETS	$16,728,159

Net asset value, offering and redemption price per share [$16,728,159/1,347,060 shares
outstanding; unlimited number of shares (par value $0.01) authorized]	$12.42

COMPONENTS OF NET ASSETS
Paid-in capital	$14,195,066
Undistributed net investment income	174,979
Accumulated net realized gain on investments	577,532
Net unrealized appreciation on investments	1,780,582
Net assets	$16,728,159

See accompanying Notes to Financial Statements.

EDGAR LOMAX VALUE FUND

STATEMENT OF OPERATIONS - For the six months ended April 30, 2006 (Unaudited)

INVESTMENT INCOME
Dividend income	$253,487

Expenses
Advisory fees (Note 3)	61,608
Administration fees (Note 3)	15,579
Fund accounting fees	10,018
Transfer agent fees	9,996
Registration fees	9,162
Legal fees	8,451
Audit fees	7,667
Trustee fees	3,109
Insurance expense	2,959
Chief Compliance Officer fee (Note 3)	2,916
Custody fees	1,652
Other expenses	389
Total expenses	133,506
Less: advisory fee waiver and absorption (Note 3)	(75,720)
Net expenses	57,786
Net investment income	195,701

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	618,106
Net change in unrealized appreciation on investments	737,014
Net realized and unrealized gain on investments	1,355,120
Net Increase in Net Assets Resulting from Operations	$1,550,821

See accompanying Notes to Financial Statements.

EDGAR LOMAX VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2006 (Unaudited)	Year Ended October 31, 2005

INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$195,701	$283,595
Net realized gain on investments	618,106	800,333
Net change in unrealized appreciation on investments	737,014	140,437
Net increase in net assets resulting from operations	1,550,821	1,224,365

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(288,088)	(206,241)
From net realized gain on investments	(775,716)	(95,281)
Total distributions to shareholders	(1,063,804)	(301,522)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)	2,169,256	324,709
Total increase in net assets	2,653,018	1,247,552

NET ASSETS
Beginning of period	14,071,886	12,824,334
End of period	$16,728,159	$14,071,886

Includes undistributed net investment income of:	$174,979	$267,366

(a) A summary of share transactions is as follows:

	Six Months Ended April 30, 2006 (Unaudited)		Year Ended October 31, 2005
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	148,107	$1,761,642	111,652	$1,344,040
Shares issued on reinvestments of distributions	91,134	1,063,530	25,014	301,416
Shares redeemed	(54,192)	(655,916)	(110,109)	(1,320,747)
Net increase	185,049	$2,169,256	26,557	$324,709

See accompanying Notes to Financial Statements.

EDGAR LOMAX VALUE FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	Six Months		Year Ended October 31
	Ended April 30, 2006 (Unaudited)		2005	2004	2003	2002	2001

Net asset value, beginning of period	$12.11		$11.29	$10.46	$9.03	$10.09	$11.52
Income from investment operations:
Net investment income	0.15		0.24	0.17	0.15	0.16	0.13
Net realized and unrealized
gain/(loss) on investments	1.08		0.84	0.81	1.44	(0.96)	(1.17)
Total from investment operations	1.23		1.08	0.98	1.59	(0.80)	(1.04)
Less distributions:
From net investment income	(0.25)		(0.18)	(0.15)	(0.16)	(0.13)	(0.11)
From net realized gain
on investments	(0.67)		(0.08)	—	—	(0.13)	(0.28)
Total distributions	(0.92)		(0.26)	(0.15)	(0.16)	(0.26)	(0.39)
Net asset value, end of period	$12.42		$12.11	$11.29	$10.46	$9.03	$10.09

Total return	10.59	%‡	9.62%	9.39%	17.89%	(8.28%)	(9.48%)

Ratios/supplemental data:
Net assets, end of period (thousands)	$16,728		$14,072	$12,824	$11,386	$6,803	$5,027
Ratio of expenses to average net assets:
Before expense reimbursement	1.73	%†	1.76%	2.13%	2.59%	2.76%	2.99%
After expense reimbursement	0.75	%†	0.94%	1.23%	1.23%	1.23%	1.31%
Ratio of net investment income/(loss)
to average net assets:
Before expense reimbursement	1.56	%†	1.23%	0.64%	0.52%	0.29%	(0.44%)
After expense reimbursement	2.54	%†	2.05%	1.54%	1.88%	1.82%	1.24%
Portfolio turnover rate	32.78	%‡	47.97%	10.72%	74.84%	59.24%	30.47%

† Annualized ‡ Not Annualized

See accompanying Notes to Financial Statements.

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at April 30, 2006 (Unaudited)

NOTE 1 - ORGANIZATION

The Edgar Lomax Value Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund’s investment objective is to seek growth of capital, with a secondary objective of providing income. The Fund began operations on December 12, 1997.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation: The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. Short-term investments are valued at amortized cost, which approximates market value.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C
Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at April 30, 2006 (Unaudited)

D.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.
Reclassification of Capital Account: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended April 30, 2006, The Edgar Lomax Company (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.80% based upon the average daily net assets of the Fund. For the period March 31, 2004 through February 28, 2006 the Advisor agreed to voluntarily waive a portion of its advisory fees due from the Fund based upon the Fund’s performance versus the S&P/Barra Value Index (“S&P 500 Value Index”). Effective March 1, 2006, the performance of the S&P 500 Value Index is that of the S&P/Citigroup Value Index (which Standard & Poors chose to replace the S&P/Barra Value Index). The Advisor intends to waive a portion of its advisory fees whenever, as of the end of each month, the Fund’s 3-year or 5-year average annual total return is less than that of the S&P 500 Value Index. The amount of the voluntary waiver will depend upon the size of the Fund’s assets as of the end of each month. While this voluntary fee waiver can be discontinued at any time, the Advisor has no intention of doing so. For the six months ended April 30, 2006, the Fund incurred $61,608 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 0.99% of average daily net assets. If the Advisor waives advisory fees under the arrangement described above, it has also agreed to absorb all expenses, other than advisory fees. For the six months ended April 30, 2006, the Fund’s aggregate annual operating expenses were reduced to 0.75%. Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the six months ended April 30, 2006, the Advisor reduced its fees and absorbed Fund expenses in the amount of $75,720; no amounts were reimbursed to the Advisor.

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at April 30, 2006 (Unaudited)

Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

Year	Amount
2006	$118,795
2007	110,631
2008	112,896
2009	75,720
$418,042

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Fund asset level	Fee rate
Less than $15 million	$30,000
$15 million to less than $50 million	0.20% of average daily net assets
$50 million to less than $100 million	0.15% of average daily net assets
$100 million to less than $150 million	0.10% of average daily net assets
More than $150 million	0.05% of average daily net assets

For the six months ended April 30, 2006, the Fund incurred $15,579 in administration fees.

U.S. Bancorp Fund Services, LLC also serves as the Fund Accountant and Transfer Agent to the Fund. U.S. Bank, N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Fund’s custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

The officers of the Trust are employees of the Administrator.

For the six months ended April 30, 2006, the Fund was allocated $2,916 of the Chief Compliance Officer fee.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

For the six months ended April 30, 2006, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $6,184,765 and $4,757,525, respectively.

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at April 30, 2006 (Unaudited)

NOTE 5 - LINE OF CREDIT

The Fund has a line of credit in the amount of $5,250,000. This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Fund's custodian, U.S. Bank, N.A. During the six months ended April 30, 2006, the Fund did not draw upon the line of credit.

NOTE 6 - INCOME TAXES

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred.

The tax character of distributions paid during the six months ended April 30, 2006 and the year ended October 31, 2005 were as follows:

	2006	2005
Ordinary income	$406,436	$239,516
Long-term capital gains	657,368	62,006

As of October 31, 2005, the Fund's most recently completed fiscal year end, the components of accumulated earnings/ (losses) on a tax basis were as follows:

Cost of investments	$13,061,701

Gross tax unrealized appreciation	$2,041,343
Gross tax unrealized depreciation	(1,038,343)
Net tax unrealized appreciation	$1,003,000

Undistributed ordinary income	$385,710
Undistributed long-term capital gain	657,366
Total distributable earnings	$1,043,076

Other accumulated gains/losses	$—
Total accumulated earnings	$2,046,076

EDGAR LOMAX VALUE FUND

NOTICE TO SHAREHOLDERS at April 30, 2006 (Unaudited)

For the year ended October 31, 2005, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 99.96%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended October 31, 2005 was 100%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-866-205-0524 or on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2005

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-205-0524. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Fund’s Form N-Q is also available by calling 1-866-205-0524.

EDGAR LOMAX VALUE FUND

AST BOARD REVIEW OF ADVISORY AGREEMENT

At a meeting held on December 15, 2005, the Board, including the Independent Trustees, considered and approved the continuance of the Advisory Agreement for the one-year period ending December 15, 2006. Prior to the meeting, the Independent Trustees had requested detailed information from the Advisor regarding the Fund. This information, together with the information provided to the Independent Trustees throughout the course of year, formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of certain factors considered by the Board and the conclusions thereto that formed the basis for the Board approving the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement. The Board considered the Advisor’s specific responsibilities in all aspects of the day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel at the Advisor involved in the day-to-day activities of the Fund, including administration, marketing and compliance. The Board noted the Advisor’s commitment to responsible Fund growth. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan. The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year the Board had met with the Advisor to discuss various marketing and compliance topics. The Board concluded that the Advisor has the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its obligations under the Advisory Agreement and that the nature, overall quality, cost and extent of such investment advisory services are satisfactory and reliable.

2.
The Fund’s historical year-to-date performance and the overall performance of the Advisor. In assessing the quality of the portfolio management services delivered by the Advisor, the Trustees reviewed the short-term and long-term performance of the Fund on both an absolute basis and in comparison to its peer group, as classified by Lipper, Inc. and its benchmark indices, the S&P 500 Index, the Lipper Large Cap Value Index and S&P 500/Barra Value Index (collectively the “Benchmark Indices”).

The Board noted that the Fund’s recent performance record was above the median of its peer group and noted that its five-year performance had exceeded the Benchmark Indices and ranked in the second quartile in its peer group. The Trustees also noted that during the course of the prior year they had met with the Advisor to discuss various performance topics. The Board concluded that the Advisor’s overall performance was acceptable under current market conditions.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement. In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed and compared the Fund’s fees and expenses to those funds in its peer group, as well as the fees and expenses for similar types of accounts managed by the Advisor.

EDGAR LOMAX VALUE FUND

AST BOARD REVIEW OF ADVISORY AGREEMENT, continued

The Board noted that the Advisor had agreed to maintain an annual expense ratio of no more than 0.99%, which had been consistently and clearly disclosed to shareholders as the expense ratio that shareholders should expect to experience - and that the Advisor had honored its agreement in this respect. The Trustees noted that the Advisor had made a great effort to reduce the Fund’s expense ratio, including a June 2005 reduction in the expense cap from 1.10% to 0.99%. The Trustees also took into consideration that the Advisor had further agreed to voluntarily reimburse the Fund for operating expenses if the Fund’s 3-year or 5-year returns did not beat its “value” benchmark index. The Trustees noted that the Fund’s total expense ratio was below its peer group median and was in line with the fees charged by the Advisor to its other investment management clients. After taking into account all waivers and reimbursements, the Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

4.
Economies of Scale. The Board also considered that the Advisor would realize economies of scale regarding the Fund’s expenses as Fund assets continue to grow. As the level of Fund assets grow, the Advisor expects to be able to cover existing Fund overhead, although there are other Fund expenses that will increase with greater assets. The Board noted that although the Fund does not have advisory fee breakpoints, the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses through the specified period so that the Fund does not exceed its specified expense limitation. The Board concluded that there were no effective economies of scale to be shared by the Advisor at current asset levels, but considered revisiting this issue in the future as circumstances changed and Fund asset levels increased.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund. The Board reviewed the Advisor’s financial information and took into account both the direct and indirect benefits to the Advisor from advising the Fund. The Board considered that the Advisor benefits from positive reputational value in advising the Fund. The Board noted that the Advisor continued to subsidize a portion of the Fund’s operating expenses, and reviewed the Advisor’s compliance with its expense reimbursement obligations. The Board also considered the Advisor’s estimate of the asset level at which the Fund would reach a break even level by covering allocated overhead costs. The Board also considered that the additional benefits derived by the Advisor from its relationship with the Fund which includes research benefits received in exchange for “soft dollars.” After such review, the Board determined that the profitability of the Advisor from the Advisory Agreement is not excessive, and that the Advisor had maintained adequate resources to support the services to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement; rather, the Trustees based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Advisor, including the advisory fee, was fair and reasonable to the Fund, and that the Fund’s shareholders received reasonable value in return for the advisory fees paid. The Board (including a majority of the Independent Trustees) therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

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Advisor
The Edgar Lomax Company
6564 Loisdale Court, Suite 310
Springfield, Virginia 22150
www.edgarlomax.com

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 2nd Floor
Milwaukee, Wisconsin 53202
866-205-0524

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker, LLP
55 Second Street, 24th Floor
San Francisco, California 94105

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. To obtain a free prospectus please call 866-205-0524.

Semi-Annual Report For the six months ended April 30, 2006

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s independent trustees serve as its nominating committee, however, they do not make use of a nominating committee charter. During the last six months, there has been a material change to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. The Nominating Committee will now consider nominees recommended by shareholders.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisors Series Trust

By (Signature and Title)* /s/ Eric M. Banhazl
Eric M. Banhazl, President

Date 7/5/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Eric M. Banhazl
Eric M. Banhazl, President

Date 7/5/06

By (Signature and Title)* /s/ Douglas G. Hess
Douglas G. Hess, Treasurer

Date 7/6/06

* Print the name and title of each signing officer under his or her signature.